UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 26, 2013
Date of Earliest Event Reported: November 26, 2013

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On November 26, 2013, Vertex Energy, Inc. (the “Company”) issued a press release announcing that it completed its previously announced public offering and the sale of additional shares of common stock pursuant to the over-allotment option granted to the underwriters. The Company’s press release is filed with this Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1*	Press Release Dated November 26, 2013

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: November 26, 2013	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1*	Press Release Dated November 26, 2013

* Furnished herewith.